                                                                  EXHIBIT 10.13



                         REGISTRATION RIGHTS AGREEMENT

          THIS AGREEMENT is dated as of the 19th day of December, 1994, by and among Smith-Gardner & Associates, Inc., a Florida corporation (the "Company"), Wilburn Smith and Allan Gardner (each a "Founder" and collectively the "Founders") and the persons designated as Lenders on the signature pages hereto (collectively the "Lenders," and each individually a "Lender").

          WHEREAS, the parties to this Agreement are simultaneously entering into a certain Debenture Purchase Agreement (the "Purchase Agreement") dated as of the date hereof whereby the Lenders have agreed to purchase convertible debentures due in the year 2000 (the "Debentures") from the Company in an aggregate principal amount of $12,000,000; and

          WHEREAS, the execution of this Agreement is an inducement and a condition precedent to the purchase by the Lenders of the Debentures under the Purchase Agreement.

          NOW, THEREFORE, the Company, the Founders and the Lenders, in consideration of the premises and mutual covenants herein, intending to be legally bound, hereby agree as follows:

          1. OPTIONAL REGISTRATIONS. If at any time or times after the date hereof, the Company shall determine to register any shares of its capital stock (whether in connection with a primary offering, a secondary offering or any combination thereof) under the Securities Act (other than in connection with a registration effected solely to implement an employee, benefit plan or a business combination transaction or any other similar transaction for which a registration statement on Form S-4 is applicable), the Company will promptly give written notice thereof to the holders of Registrable Securities (as hereinafter defined in Section 4 below) then outstanding (including holders of the Debentures and the Convertible Preferred Stock and hereinafter referred to as the "Holders"). In connection with any such registration, if within 30 days after their receipt of such notice, the Company receives a written request from the Holders of the Registrable Securities for the inclusion of some or all of the Registrable Securities owned by them in such registration (such request to state the number of Registrable Securities intended to be disposed of by such Holders), the Registrant (as defined below) will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which such Holders requested to be registered.

          In connection with any offering under this Section 1 involving an underwriting, the Company shall not be required to include any Registrable Securities in such underwriting in such quantity as will, in the reasonable written opinion of the underwriters, jeopardize the success of the offering by the Company or materially adversely affect the price receivable by the Company in such offering. In such instance, the Company shall be required to include in the underwriting only that number of Registrable Securities which the managing underwriter believes in good faith may be sold without causing such adverse effect; PROVIDED, HOWEVER, that; (i) other than with respect to an initial public offering by the Company, all Holders who have requested registration shall first be entitled to participate in the underwriting PRO RATA based upon their total ownership of Registrable Securities before any other holders of the Company's capital stock shall be entitled to participate in such underwriting; and (ii) with respect to an initial public offering by the Company and notwithstanding anything herein to the contrary, the number of secondary shares available for registration in such offering shall, in the event of an underwriter cutback, be allocated among the Holders and the Founders on a PRO RATA basis based upon the number of shares of Registrable Securities and Common Stock held by such persons and entities. Except as set forth in the proceeding sentence, no other securities requested to be included in a registration for the account of anyone other than the Holders shall be included in a registration to which Section I applies unless all Registrable Securities requested to be included in such registration in accordance with this Section 1 are so included.

          All expenses of the registration and offering (including the reasonable fees and expenses of not more than one independent counsel for the Holders in an amount of up to $10,000) shall be borne by the Registrant, except that the Holders shall bear underwriting and selling commissions attributable to their Registrable Securities being registered and transfer taxes on shares being sold by such Holders. Without in any way limiting the types of registrations to which this Section I shall apply, in the event that the Company shall effect a "shelf registration" under Rule 415 promulgated under the Securities Act, or any other similar rule or regulation ("Rule 415") (other than a shelf registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 or any other similar rule of the Commission under the Securities Act is applicable), the Company shall take all necessary action, including, without limitation, the filing of post-effective amendments, to permit the Holders to include their shares in such registration in accordance with the terms of this Section 1.

          2. REQUIRED REGISTRATIONS. If on any two (2) occasions on or after the earlier of (a) 180 days after the initial public offering of the Company, or (b) June 30, 1997, fifty percent (50%) in interest of the Holders shall notify the Company in writing that they intend to offer or cause to be offered for public sale all or any portion of their Registrable Securities with an aggregate anticipated offering price of at least $5,000,000 (any such notice to specify the intended method of distribution), the Company will notify all of the Holders of Registrable Securities who would be entitled to notice of a proposed registration under Section 1 above of its receipt of such notification from such Holders; PROVIDED, HOWEVER, that if the Holders have not exercised both demand registration rights by the time that: (i) the Holders have had the opportunity to sell at least fifty percent (50%) of their Registrable Securities in registered offerings; and (ii) the Company is eligible to register shares pursuant to an S-3 offering, the above-referenced two (2) occasions shall be limited to one (1) for so long as the Company continues thereafter to be eligible to register shares pursuant to an S-3 offering. Upon the written request of any such Holder delivered to the Company within 15 days after receipt from the Company of such notification, the Company will either:
(i) elect to make a primary offering in which case the rights of such Holders shall be as set forth in Section 1 above (except that the Company shall not be permitted to limit the number of shares which may be registered by any Holder); or (ii) use its best efforts to cause such of the Registrable Securities as may be requested by any Holders (including the Holder or Holders giving the initial notice of intent to register hereunder) to be registered under the Securities Act in accordance with the terms of this Section 2, all to the extent required to permit the distribution in accordance with the intended method thereof as aforesaid. If so requested by the Holders exercising their rights for a registration under this Section 2, regardless of the form used for such registration, the Company shall take such steps as are required to register such Holder's



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



Registrable Securities for sale on a delayed or continuous basis under Rule 415, and to keep such registration effective for 180 days or until all of such Holder's Registrable Securities registered thereunder are sold, whichever is shorter. All expenses of such registrations and offerings (other than underwriting and selling commissions attributable to the Registrable Securities) and the reasonable fees and expenses of not more than one independent counsel for the Holders in an amount of up to $10,000 shall be borne by the Company. The Company may postpone the filing of any registration statement required hereunder for a reasonable period of time, not to exceed 90 days during any twelve month period, if the Company has made a good faith, reasonable determination, evidenced by a resolution of its Board of Directors, that such filing would either: (A) require the disclosure of a material transaction and such disclosure would have a material adverse effect on the Company; or (B) otherwise have a material adverse effect on the Company because of unusual market conditions or other circumstances. The Company shall not be required to cause a registration statement requested pursuant to this Section 2 to become effective prior to 180 days following the effective date of a registration statement initiated by the Company, if the request for registration has been received by the Company subsequent to the giving of written notice by the Company, made in good faith, to the Holders of Registrable Securities to the effect that the Company is commencing to prepare a Company-initiated registration statement (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 or any other similar rule of the Commission under the Securities Act is applicable); PROVIDED, HOWEVER, that the Company shall use its best efforts to achieve such effectiveness promptly following such 180-day period if the request pursuant to this Section 2 has been made prior to the expiration of such 180-day period. Any registration effected pursuant to this Section 2 and so designated by the Holders shall be subject to this Section 2, regardless of the form in which such registration is effected. The rights and obligations set forth in this Section 2 shall terminate on the seventh anniversary of the date hereof.

          3. FORM S-3. If the Company becomes eligible to use Form S-3 under the Securities Act or a comparable successor form, the Company shall use its best efforts to continue to qualify at all times for registration of its capital stock on Form S-3 or such successor form. In addition to their rights under Section 2 hereof, one or more of the Holders shall have the right to request and have effected registrations of shares of Registrable Securities from time to time on Form S-3 or such successor form for a public offering of shares of Registrable Securities (such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended method of disposition of such shares by such Holders). The Company shall give notice to all of the Holders of Registrable Securities of the receipt of a request for registration pursuant to this Section 3 and shall provide a reasonable opportunity for such Holders to participate in such a registration. Subject to the foregoing, the Company will use its best efforts to effect promptly the registration of all shares of Registrable Securities on Form S-3 or such successor form to the extent requested by the Holder or Holders thereof; PROVIDED, HOWEVER, that the Company will not be obligated to effect such a registration for Registrable Securities having an aggregate anticipated offering price of less than $2,500,000. If so requested by any Holder in connection with a registration under this Section 3, the Company shall take such steps as are required to register such Holder's Registrable Securities for sale on a delayed or continuous basis under Rule 415, and to keep such registration effective for 180 days or until all of such Holder's Registrable Securities registered thereunder are sold, whichever is shorter. All expenses incurred in connection with a registration requested pursuant to this Section 3 (other than underwriting and selling commissions attributable to the Registrable Securities) and the reasonable fees and expenses of not more than one independent counsel for the Holders in an amount of up to $10,000 shall be borne by the Company. The Company may postpone the filing of any registration statement required hereunder for a reasonable period of time, not to exceed 90 days during any twelve month period, if the Company has made a good faith, reasonable determination, evidenced by a resolution of its Board of Directors, that such filing would either: (A) require the disclosure of a material transaction and such disclosure would have a material adverse effect on the Company; or (B) otherwise have a material adverse effect on the Company because of unusual market conditions or other circumstances. The Company shall not be required to cause more than two registration statements requested pursuant to this Section 3 to become effective in any 12-month period. The Company shall not be required to cause a registration statement requested pursuant to this
Section 3 to become effective prior to 180 days following the effective date of a registration statement initiated by the Company, if the request for registration has been received by the Company subsequent to the giving of written notice by the Company, made in good faith, to the Holders of Registrable Securities to the effect that the Company is commencing to prepare a Company-initiated registration statement (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 or any other similar rule of the Commission under the Securities Act is applicable); PROVIDED, HOWEVER, that the Company shall use its best efforts to achieve such effectiveness promptly following such 180-day period if the request pursuant to this Section 3 has been made prior to the expiration of such 180-day period.

          4. DEFINITIONS. For the purposes of this Agreement: (a) the term "Registrable Securities" shall mean: (i) any shares of Common Stock that have been issued upon, or are at such time issued to a Lender or issuable upon conversion of the Debentures and/or the Convertible Preferred Stock; and (ii) any Common Stock issued or issuable with respect to any of such shares in (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization; PROVIDED, HOWEVER, that as to any particular Registrable Securities, such securities shall cease to be Registrable Securities: (A) when a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance therewith; (B) when they have been distributed pursuant to Rule 144 or Rule 144A (or any successor provisions thereto) under the Securities Act; and (C) when they shall have otherwise been transferred and subsequent disposition of them shall not require registration or qualification under the Securities Act or any similar state law then in force; and (b) the term "Registrant" shall refer to the Company. Capitalized terms used in this Agreement, unless specifically defined herein, shall have the meanings assigned to them in the Purchase Agreement.

          5. FURTHER OBLIGATIONS OF THE COMPANY. Whenever under the preceding sections of this Agreement, the Company is required hereunder to register any Registrable Securities, it agrees that it shall also do the following:



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                   (a) Use its best efforts to diligently prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement and such amendments and supplements to said registration statement and the prospectus used in connection therewith as may be necessary to keep said registration statement effective and to comply with the provisions of the Securities Act with respect to the sale of securities covered by said registration statement for the lesser of: (i) 180 days; or (ii) the period necessary to complete the proposed public offering;

                   (b) Furnish to each selling Holder such number of copies of each preliminary and final prospectus and such other documents as such Holder may reasonably request to facilitate the public offering of his Registrable Securities;

                   (c) Enter into any reasonable underwriting agreement containing customary terms required by the proposed underwriter for the selling Holders, if any;

                   (d) Use its best efforts to register or qualify the securities covered by said registration statement under the securities or "blue-sky" laws of such jurisdictions as any selling Holder may reasonably request, provided that the Company shall not be required to register or qualify the securities in any jurisdictions which require it to qualify to do business or subject itself to general service of process therein;

                   (e) Immediately notify each selling Holder, at any time when a prospectus relating to his Registrable Securities is required to be delivered under the Securities Act, of the happening of any event as a result of which such prospectus contains an untrue statement of a material fact or omits any material fact necessary to make the statements therein not misleading, and, at the request of any such selling Holder, prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

                   (f) Cause all such Registrable Securities to be quoted on the market or listed on each securities exchange, as applicable, on which similar securities issued by the Company are then quoted or listed; and

                   (g) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and make generally available to its security holders, in each case as soon as practicable, but not later than 45 days after the close of the period covered thereby (90 days in case the period covered corresponds to a fiscal year of the Company), an earnings statement of the Company which will satisfy the provisions of Section 11(a) of the Securities Act.

          6. INDEMNIFICATION; CONTRIBUTION.

                   (a) Incident to any registration statement referred to in this Agreement, and subject to applicable law, the Company will enter into a commercially reasonable indemnification



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



arrangement with each underwriter and will indemnify and hold harmless each Holder of Registrable Securities (including its respective directors, officers, employees and agents) so registered, and each person who controls any of them within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, expenses and liabilities, joint or several (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based on: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement (including any related preliminary or definitive prospectus, or any amendment or supplement to such registration statement or prospectus); (ii) any omission or alleged omission to state in such document a material fact required to be stated in it or necessary to make the statements in it not misleading; or (iii) any violation by the Company of the Securities Act, the Exchange Act, any state securities or "blue sky" laws or any rule or regulation thereunder in connection with such registration; PROVIDED, HOWEVER, that the Company will not be liable to the extent that such loss, claim, damage, expense or liability arises from and is based on: (A) an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information furnished in writing to the Company by any underwriter of the offering, Holder or controlling person expressly for use in such registration statement; or (B) any preliminary prospectus, to the extent that any such loss, claim, damage or liability results solely from an untrue statement of a material fact contained in, or the omission of a material fact from, such preliminary prospectus which untrue statement or omission was corrected in the final prospectus, if the Company shall sustain the burden of proving that a Holder sold Registrable Securities to the person alleging such loss, claim, damage or liability without sending or giving, at or prior to the written confirmation of such sale, a copy of the final prospectus. With respect to such untrue statement or omission or alleged untrue statement or omission in the information furnished in writing to the Company by such Holder expressly for use in such registration statement, each underwriter and such Holder will indemnify and hold harmless the Company (including its directors, officers, employees and agents), each other Holder of Registrable Securities (including its respective directors, officers, employees and agents) so registered, and each person who controls any of them within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, expenses and liabilities, joint or several, to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, to the same extent provided in the immediately preceding sentence (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted). In no event, however, shall the liability of a Holder for indemnification under this Section 6(a) exceed the lesser of: (i) that proportion of the total of such losses, claims, damages or liabilities indemnified against equal to the proportion of the total Registrable Securities sold under such registration statement which is being sold by such Holder; or (ii) the proceeds received by such Holder from its sale of Registrable Securities under such registration statement.



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                   (b) If the indemnification provided for in Section 6(a)
above for any reason is held by a court of competent jurisdiction to be unavailable to an indemnified party in respect of any losses, claims, damages, expenses or liabilities referred to therein, then each indemnifying party under this Section 6, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, expenses or liabilities: (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, the other selling Holders and the underwriters from the offering of the Registrable Securities; or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, the other selling Holders and the underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company, the selling Holders and the underwriters shall be deemed to be in the same respective proportions as the net proceeds from the offering (before deducting expenses) received by the Company and the selling Holders and the underwriting discount received by the underwriters, in each case as set forth in the table on the cover page of the applicable prospectus, bear to the aggregate public offering price of the Registrable Securities. The relative fault of the Company, the selling Holders and the underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the selling Holders or the underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Holders, and the underwriters agree that it would not be just and equitable if contribution pursuant to this
Section 6(b) were determined by pro rata or per capita allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. In no event, however, shall a Holder be required to contribute any amount under this Section 6(b) in excess of the lesser of (i) that proportion of the total of such losses, claims, damages or liabilities indemnified against equal to the proportion of the total Registrable Securities sold under such registration statement which is being sold by such Holder; or (ii) the proceeds received by such Holder from its sale of Registrable Securities under such registration statement. No person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                   (c) The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in this
Section 6 shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. The indemnification and contribution provided for in this Section 6 will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified parties or any officer, director, employee, agent or controlling person of the indemnified parties.

          7. RULE 144 REQUIREMENTS. If the Company becomes, and for so long as it remains, subject to the reporting requirements of either Section 13 or 15(d) of the Securities Exchange Act



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of 1934, as amended, the Company will use its best efforts to file with the
Commission such information as the Commission may require under either of said Sections; and in such event, the Company shall use its best efforts to provide such current public information as may be required as a condition to the availability of Rule 144 under the Securities Act (or any successor or similar exemptive rules hereafter in effect). The Company shall furnish to any Holder of Registrable Securities upon request a written statement executed by the Company as to the steps it has taken to comply with the current public information requirement of Rule 144 or such successor rules.

          8. TRANSFER OF REGISTRATION RIGHTS. The registration rights of the Lenders under this Agreement may be transferred to any transferee of the Registrable Securities outstanding at the time of such transfer. Each such transferee shall be deemed to be a "Holder" for purposes of this Agreement. The Lenders shall notify the Company at the time of such transfer.

          9. MARKET STAND-OFF. Each Holder and Founder agrees, if requested by any underwriter for an offering of Common Stock of the Company, not to sell or otherwise transfer or dispose of any Common Stock (or other securities of the Company) held by it for up to 180 days following the effective date of any registration statement of the Company filed under the Act, subject, with respect to the Holders, to the condition that all other Holders, Founders, and directors and executive officers of the Company enter into similar agreements; PROVIDED, HOWEVER, that this Section 9 shall not be construed to prohibit the redemption of any Redeemable Preferred Stock held by the Holders.

          10. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Lenders as' follows:

                   (a) The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Articles of Incorporation or By-laws of the Company or any provision of any indenture, agreement or other instrument to which it or any of its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

                   (b) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy and other laws of general application relating to creditor's rights or general principles of equity.

          11. SURVIVAL OF COVENANTS. All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including without limitation transferees of any Registrable Securities), whether so expressed or not.



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



          12. NOTICES AND DEMANDS. Any notice or demand which, by any provision of this Agreement or any agreement, document or instrument executed pursuant hereto or thereto, except as otherwise provided therein, is required or provided to be given shall be deemed to have been sufficiently given or served and received for all purposes when delivered in hand, by facsimile transmission with receipt acknowledged or by express delivery providing receipt of delivery, to the following addresses and numbers: if to the Company, at its address as shown on the signature page hereof, or at any other address designated by the Company to the Lenders in writing; if to a Lender, at its mailing address and facsimile number, if applicable, as shown on EXHIBIT A hereto, or at any other address or facsimile number designated by such Lender to the Company and the other Lenders in writing; and if to an assignee of a Lender, at its address or facsimile number as designated to the Company and the other Lenders in writing.

          13. GOVERNING LAW. This Agreement shall be deemed to be a contract made under, and shall be construed in accordance with, the laws of The Commonwealth of Massachusetts.

          14. SEVERABILITY. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.



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



          IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.


                                        SMITH-GARDNER & ASSOCIATES, INC.

                                        By: /S/ Wilburn Smith
                                            -----------------------------------
                                            Name: Wilburn Smith
                                            Title: President


                                        LENDERS:

                                        ADVENT VII L.P.

                                        By: TA Associates VII L.P., its General
                                            Partner

                                        By: TA Associates, Inc., its General
                                            Partner

                                        By: /s/ Jacqueline C. Morby
                                            -----------------------------------
                                            Jacqueline C. Morby
                                            Managing Director


                                        ADVENT ATLANTIC AND PACIFIC II
                                        L.P.

                                        By: TA Associates AAP II Partners, its
                                            General Partner

                                        By: TA Associates, Inc., its General
                                            Partner

                                        By: /s/ Jacqueline C. Morby
                                            -----------------------------------
                                            Jacqueline C. Morby
                                            Managing Director

                                        CHESTNUT III LIMITED PARTNERSHIP

                                        By: TA Associates VI L.P., its
                                            Attorney-in-Fact

                                        By: TA Associates, Inc., its General
                                            Partner

                                        By: /s/ Jacqueline C. Morby
                                            -----------------------------------
                                            Jacqueline C. Morby
                                            Managing Director


                                        CHESTNUT CAPITAL
                                        INTERNATIONAL III LIMITED
                                        PARTNERSHIP

                                        By: TA Associates VI L.P., its
                                            Attorney-in-Fact

                                        By: TA Associates, Inc., its General
                                            Partner

                                        By: /s/ Jacqueline C. Morby
                                            -----------------------------------
                                            Jacqueline C. Morby
                                            Managing Director


                                        ADVENT NEW YORK L.P.

                                        By: TA Associates VI L.P., its General
                                            Partner

                                        By: TA Associates, Inc., its General
                                            Partner

                                        By: /s/ Jacqueline C. Morby
                                            -----------------------------------
                                            Jacqueline C. Morby
                                            Managing Director

                                        ADVENT INDUSTRIAL II ________

                                        By: TA Associates VI L.P., its General
                                            Partner

                                        By: TA Associates, Inc., its General
                                            Partner

                                        By: /s/ Jacqueline C. Morby
                                            -----------------------------------
                                            Jacqueline C. Morby
                                            Managing Director


                                        TA VENTURE INVESTORS LIMITED
                                        PARTNERSHIP

                                        By: /s/ Jacqueline C. Morby
                                            -----------------------------------
                                            Jacqueline C. Morby
                                            Managing Director


                                        FOUNDERS:



                                        /s/ Wilburn Smith
                                        ---------------------------------------
                                        Wilburn Smith



                                        /s/ Allan Gardner
                                        ---------------------------------------
                                        Allan Gardner



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